UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2026, A. Hadi Chaudhry will no longer be Co-Chief Executive Officer and will be appointed Chief Strategy Officer of CareCloud, Inc. (the “Registrant”). As of such date, Stephen Snyder will no longer be Co-Chief Executive Officer and is appointed the Registrant’s Chief Executive Officer.

Mr. Chaudhry, 49, served as the Registrant’s Co-Chief Executive Officer from January 2025 through December 2025. Mr. Chaudhry served as Chief Executive Officer from May 2024 through December 2024 and as Chief Executive Officer and President from March 2021 through April 2024. Mr. Chaudhry also served as the Registrant’s President from January 2018 through March 2021. He initially joined CareCloud, Inc. in October 2022 as Manager of IT and later served as General Manager, Chief Information Officer and VP of Global Operations.

Mr. Chaudhry’s annual base salary will be $300,000. At the sole discretion of the Board of Directors, Mr. Chaudhry’s employment agreement entitles him to an annual bonus with a target of up to 100% of base salary based upon the achievement of objectives established by the Board of Directors.

The initial term for his employment agreement will begin on January 1, 2026 and expires on December 31, 2027. The term of the employment agreement automatically renews for additional one-year terms unless either party elects to terminate the agreement by notice to the other party delivered at least 90 days prior to the expiration of the initial or any renewal term. Notwithstanding the foregoing, the Registrant may terminate Mr. Chaudhry’s employment for any reason upon notice. Upon termination, as more fully described in the agreement annexed hereto, Mr. Chaudhry may be entitled to receive severance of up to 24 months’ salary and bonus.

Mr. Snyder, 49, served as the Registrant’s Co-Chief Executive Officer from January 2025 through December 2025 and as President from May 2024 through December 2024. Mr. Snyder served as a Consultant to the Registrant from June 2022 through April 2024. Mr. Snyder also served as the Registrant’s Chief Executive Officer from January 2018 through March 2021 and from May 2024 through December 2024 and served as the Registrant’s Chief Strategy Officer from March 2021 through June 2022.

Mr. Snyder’s annual base salary will be $350,000. At the sole discretion of the Board of Directors, Mr. Snyder’s employment agreement entitles him to an annual bonus based upon the achievement of objectives established by the Board of Directors, with a target of up to 100% of base salary.

The initial term for his employment agreement will begin on January 1, 2026 and expires on December 31, 2027. The term of the employment agreement automatically renews for additional one-year terms unless either party elects to terminate the agreement by notice to the other party delivered at least 90 days prior to the expiration of the initial or any renewal term. Notwithstanding the foregoing, the Registrant may terminate Mr. Snyder’s employment for any reason upon notice. Upon termination, as more fully described in the agreement annexed hereto, Mr. Snyder may be entitled to receive severance of up to 24 months’ salary and bonus.

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The employment agreement provides that Mr. Snyder may serve on corporate, civic or charitable boards or committees; and deliver lectures, fulfill speaking engagements or teach at educational institutions; and continue to operate and engage in such businesses as Mr. Snyder presently operates and engages, so long as such activities, separately or in the aggregate, do not materially interfere with the performance of his responsibilities as an employee of the Registrant.

Effective January 1, 2026, the Registrant amended its executive employment agreements with Mahmud Haq, its Executive Chairman and Founder and Crystal Williams, its President.

Mr. Haq’s employment agreement was amended to increase his annual salary from $300,000 to $350,000. Ms. Williams’s employment agreement was amended to increase her annual salary from $250,000 to $300,000. Upon termination, Mr. Haq and Ms. Williams may be entitled to receive severance of up to 24 months’ salary and bonus.

The initial term of the above employment agreements will begin on January 1, 2026 and expire on December 31, 2027. The terms of the employment agreements automatically renew for additional one-year terms unless either party elects to terminate the agreement by notice to the other party delivered at least 90 days prior to the expiration of the initial or any renewal term. Notwithstanding the foregoing, the Registrant may terminate any employment agreement for any reason upon notice.

The foregoing description of appointments of these officers and the key provisions of their employment agreements do not purport to be complete and is qualified entirely by reference to the terms of the actual employment agreements, copies of which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 29, 2025, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Mahmud Haq Employment Agreement

10.2	A. Hadi Chaudhry Employment Agreement

10.3	Stephen Snyder Employment Agreement

10.4	Crystal Williams Employment Agreement

99.1	Press release dated December 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date:	December 29, 2025	By:	/s/ Norman Roth
Norman Roth
Interim Chief Financial Officer and Corporate Controller

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